UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): September 16, 2016

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 16, 2016, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of Level 3 Communications, Inc. (“Parent”), entered into a Supplemental Indenture (the “Guarantee Supplemental Indenture”), dated as of September 16, 2016, to the Indenture, (the “Indenture”) dated as of March 22, 2016, among Parent, as guarantor, Level 3 Financing, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to Level 3 Financing’s 5.25% Senior Notes due 2026 (the “Notes”). The Guarantee Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 Communications, LLC (“Level 3 LLC”), a wholly owned subsidiary of Parent, and the Trustee. Pursuant to the Guarantee Supplemental Indenture, Level 3 LLC has provided an unconditional, unsecured guaranty of the Notes. The Guarantee Supplemental Indenture is filed as exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full.

On September 16, 2016, Level 3 Financing entered into an additional Supplemental Indenture (the “Subordination Supplemental Indenture”), dated as of September 16, 2016, to the Indenture. The Subordination Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 LLC and the Trustee. Pursuant to the Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 LLC of the Notes is subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 LLC to all obligations of Level 3 LLC under Level 3 Financing’s Amended and Restated Credit Agreement, dated as of March 13, 2007 (as amended and restated as of May 8, 2015 and as may be further amended, amended and restated or otherwise modified from time to time). The Subordination Supplemental Indenture is filed as exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                  Supplemental Indenture, dated as of September 16, 2016, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s

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unconditioned, unsecured guarantee of the 5.25% Senior Notes due 2026 of Level 3 Financing, Inc.

4.2                  Supplemental Indenture, dated as of September 16, 2016, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.25% Senior Notes due 2026 of Level 3 Financing, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

	By:	/s/ Neil J. Eckstein
Name: Neil J. Eckstein
Title: Senior Vice President

Date: September 16, 2016

Exhibit Index

Exhibit	Description

4.1

Supplemental Indenture, dated as of September 16, 2016, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 5.25% Senior Notes due 2026 of Level 3 Financing, Inc.

4.2

Supplemental Indenture, dated as of September 16, 2016, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 5.25% Senior Notes due 2026 of Level 3 Financing, Inc.